UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 6th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1709
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period:  June 30, 2023

Item 1. Report to Stockholders.

(a)

Palm Valley Capital Fund

Investor Class – PVCMX

SEMI-ANNUAL REPORT
June 30, 2023

PALM VALLEY CAPITAL FUND

INVESTMENT PERFORMANCE (%) as of June 30, 2023

	Total Return				Annualized Return
	Inception	Quarter	YTD	1 Year	3 Year	Inception
Palm Valley Capital Fund	4/30/19	1.62%	4.67%	6.73%	6.13%	7.53%
S&P SmallCap 600 Index		3.38%	6.03%	9.75%	15.19%	7.08%
Morningstar Small Cap Index		5.60%	10.77%	15.19%	12.51%	6.23%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be higher or lower than the performance quoted. Performance of the Fund current to the most recent quarter-end can be obtained by calling 904-747-2345.

As of the most recent prospectus, the Fund’s gross expense ratio is 1.53% and the net expense ratio is 1.28%. Palm Valley Capital Management has contractually agreed to waive its management fees and reimburse Fund operating expenses through at least April 30, 2024.

The Way of the Future

“Few people have the imagination for reality.”
– Goethe

July 1, 2023

Dear Fellow Shareholders,

In the final scene of Martin Scorsese’s 2004 drama, The Aviator, Leonardo DiCaprio, in the role of unwell billionaire Howard Hughes, is overcome by his OCD and cannot stop repeating, “The way of the future.” After his handlers usher him to a private bathroom, Hughes begins to regain his composure. He silently stares into a mirror while recalling a childhood memory. His lips briefly turn up into a soft smile as he says slowly this time, and with confidence, “The way of the future.” But he says it again. And again. And again. The pace begins to quicken. Cut to black.

At the point in Hughes’ accomplished young life when the movie ended (1947), his future was arguably bleak. Hughes went from being one of the world’s richest people to its most famous recluse, increasingly haunted by social anxiety and mental illness. This shouldn’t overshadow his impressive achievements in filmmaking (Hell’s Angels, 1930; Scarface, 1932) and aviation. A survivor of four plane crashes, in the 1930s and 40s Hughes set multiple air speed records. He acquired Trans World Airlines and later Air West. He was undeniably bullish on air travel.  ✈

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World air passenger traffic grew from basically nothing in the mid-1940s to 4.5 billion passengers by the end of 2019. Hughes was right—traveling by plane was the way of the future. It changed the world. However, as any student of market history well knows, growth in demand for air travel did not translate into favorable financial or investment performance for the providers of that travel. Not by a longshot. As recently as 2015, the domestic airline industry was in a since inception loss position. Airline industry dynamics improved after 2015 due to mergers and capacity reductions, even enticing Berkshire Hathaway back into the space…until Buffett bailed at the market’s early pandemic lows. In the aggregate, investing in air travel has been a gigantic disappointment, even as aviation has been a seminal human achievement.

As we stare and marvel at the NASDAQ-100 Index up 39% year-to-date, we wonder if the Artificial Intelligence (AI) choo choo train will be any different. Considering the mindless investment crazes of the past few years, from meme stocks and SPACs to altcoins and NFTs, AI may be the most credible bubble. There are real companies involved, and most people who have toyed with ChatGPT 4.0 believe it can be harnessed to improve productivity. Even value investors cursed by a lack of imagination, like us, are amused and intrigued by the latest AI tools. We asked Microsoft’s Bing Image Creator, powered by DALL-E, to make a bronze bear statue in the same style as the Charging Bull near Wall Street (pictured). Neat, right?

Today, ChatGPT seems most beneficial for quickly producing well-articulated generic content. Seeking mainstream, CliffsNotes answers to questions that don’t involve recent events? ChatGPT dunks on Google.com. Usually. Google’s AI bot, Bard, comes across as a dumber imitator. Ask ChatGPT how money printing is a threat to Western civilization, and you will receive a cogent, synthesized hedged response. On the other hand, it can’t tell you the address for Palm Valley Capital Management, which is child’s play for conventional search engines. “Hallucinations” (fake information) are also a risk. For now. While AI may not

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change our lives or yours as Fund shareholders anytime soon, we can imagine how later iterations might be able to enhance our ability to research companies. However, like most of Wall Street, AI is too programmed to autonomously succeed at absolute return investing. While the technology appears transformative and disruptive to certain roles, in our opinion, overall progress is more likely to come in small steps than giant leaps. Faster  ✓ . Cheaper   ✓ . Better    ?   .

On the bullish end of the spectrum are AI zealots who expect by the end of the decade for everyone to have their own android butlers while humankind collects universal basic income payments from OpenAI, purveyor of ChatGPT. That assumes the Jeeves Army hasn’t wiped out the human race by then! Venture capitalist and book talker extraordinaire Marc Andreesen recently declared, “AI is quite possibly the most important—and best—thing our civilization has ever created, certainly on par with electricity and microchips, and probably beyond those.” Beyond electricity! The computers powered by electricity and microchips generating all those gorgeous AI calculations might beg to differ. The ChatGPT engine itself will tell you that its output doesn’t reflect “understanding” in the human sense, but a mathematical approximation based on patterns found online, with no ability to independently verify information or check its accuracy.

Regardless of how groundbreaking this technology may turn out to be, experience tells us to not jump on a bullet train moving at 200 MPH. Back in 1999, Cisco was perceived as the picks and shovels stock for powering the Internet. Alas, it couldn’t possibly justify its peak $546 billion market capitalization and 45x revenue valuation, with shares collapsing 89% from their March 2000 all-time high and still not fully recovering over two decades later. Just as Cisco’s products powered the Internet explosion, Intel’s processors the PC revolution, and IBM dominated the early computer market, new trillion-dollar club member Nvidia is the vanguard of the AI boom, along with Microsoft. If the U.S. government attempted to split up Microsoft at the turn of the century because it used its operating system dominance    to promote Internet Explorer over Marc Andreesen’s Netscape, imagine what the DOJ will demand of Microsoft’s 49% stake in OpenAI. There is no margin of safety in stocks that price in world domination.

As for the notion that AI will simply bring productivity gains that are broadly distributed as profit enhancements across Corporate America and beyond, how much more margin accretion do investors think labor will tolerate? Wages are still catching up to 2022’s inflation. They may never catch up to the decades of asset inflation that preceded it. Nevertheless, scores of companies, including a few held in Palm Valley’s portfolio, are pushing out press releases touting their AI plans and capabilities. Existing processes are being relabeled as “AI.” It all seems

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very marginal and opportunistic to us, at this stage. The earnings of Meta Platforms are down 45% from the 2021 peak, but the stock has more than doubled year-to-date as Ultimate Fighter CEO Zuckerberg said AI-generated recommendations for content on Facebook and Instagram are driving results. Let’s not forget about the metaverse. It was less than two years ago that virtual real estate was billed as the next big thing.

Since the beginning of 2023, a capitalization-weighted basket of seven mega cap tech stocks has gained 61%. Facebook, Apple, Tesla, Microsoft, Amazon, Nvidia and Google (“FATMANG”) have accounted for 10.5% of the S&P 500’s 16.9% year-to-date performance. Until June, these firms were the only show in town, even though the combined operating income for the group fell 4% year-over-year for the latest quarter. This is worse than the average S&P 500 company’s earnings growth (+1%).

Strong employment is supporting corporate earnings. When you have a job, you’ll spend. However, even with a robust labor market, the economy seems to be sputtering. Nearly half of domestic banks are tightening lending standards for business loans. The last four times it was this tough to get a business loan were 2020, 2008, 2001, and 1990. The Small Business Optimism Index is the lowest in a decade. The Conference Board’s leading economic indicators are screaming recession, with stock prices an outlier component showing strength. While we prefer bottom-up signals over macro indexes, this would be the first time since 1960 when the leading indicators turned negative that the U.S. didn’t enter a recession. Temporary staffing turned down a year ago. Typically, when this happens, full-time employment follows with a lag. The clock is ticking.

Charge-offs are rising consistently at credit card issuers like Capital One and Discover, and delinquency rates are worst among the young, even though student loan repayments haven’t even resumed yet. After a gangbusters pandemic performance, home improvement and furniture chains are falling back to earth, with Home Depot citing less spending by consumers on big ticket items. Poor people are suffering. Consumer staples companies have successfully passed through higher costs, and then some, in what many are calling “greedflation.” Big Lots has been massacred, showing that lower-end discretionary spending could be in deep trouble.

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In 2023, investors latched onto AI to help forget about the mini banking crisis, but in June the rally broadened significantly. Many investors are not expecting a significant economic downturn or severe impact to earnings. S&P 500 profit margins edged higher in the first quarter after six straight quarters of declines. Results at smaller firms were comparatively worse, with lower average earnings (-6% for S&P 600 firms) even as revenues have been boosted by inflation. Profits are down, but really not much compared to the post-pandemic surge. Approximately 45% of S&P 600 small caps reported higher year-over-year profits in the most recent quarter. It won’t last, in our opinion. The largest earnings declines have been experienced by the primary pandemic beneficiaries. Specialty retailer margins have sunk toward pre-pandemic levels. Earnings are now catching down to the low valuation multiples we’ve seen for many retailers over the past year.

Quality company valuations are still very inflated, in our view. The median nonfinancial EV/EBIT multiple for the S&P SmallCap 600 Index is 19x. In January, stocks of companies with weaker balance sheets rose faster, but this unwound quickly. By March, higher debt was associated with weaker investment performance. As of the end of the second quarter, nonfinancial businesses with more than 3x leverage (Net Debt/EBITDA) had underperformed others this year by 1,350 basis points, on average.

A growing number of small caps find themselves in the unfortunate position of having a market cap lower than their cumulative free cash flow (FCF) over the last five years. In some cases, this has resulted from an extremely aggressive pace of share repurchases. Last year

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saw the highest percentage of small firms spending more than 100% of their free cash flow on buybacks in at least twenty years. The lowest percentage year was 2009. Over the last two decades, small caps have spent 50% more than their collective free cash flow on buybacks, dividends, and acquisitions. They borrowed the difference. Certainly, some firms account for a disproportionate amount of the excess. Nonetheless, it has been a fairly common practice for small companies to live beyond their means. The Fed has trained them to act that way. Then, one night they showed up at the dinner table, and it’s, “No soup for you!”

Higher rates are crippling the commercial office sector. Green Street pegs commercial office building values down 25% from the peak a year ago. Celebrations that we’re past the banking crisis may be premature. Nevertheless, the Fed is funneling money to needy banks in various ways, in the front door (e.g., Bank Term Funding Program) and through the back (e.g., Federal Home Loan Bank advances). In spite of higher rates, homebuilder-linked stocks honey-badgered their way to a spot among the best-performing sectors so far in 2023 (+34% for S&P Homebuilder Select Index). To make the math work, we believe many of today’s homebuyers are counting on refinancing once the Fed cuts rates. Few seemed to believe Chairman Powell when he said in June lower rates probably won’t happen until “a couple of years out.” The federal budget deficit is over $2 trillion again. This embarrassing overspending has never occurred when employment was so strong. We suspect calls to reduce interest rates will continue to grow louder. Nothing is fixed.

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For the six months ending June 30, 2023, the Palm Valley Capital Fund rose 4.67%, while the S&P SmallCap 600 Total Return Index and Morningstar Small Cap Index appreciated 6.03% and 10.77%, respectively. For the quarter ending in June, the Fund gained 1.62% versus a 3.38% return for the S&P SmallCap 600 and an increase of 5.60% for the Morningstar Small Cap Index. The Fund’s relative underperformance in the first half of 2023 was due to our high allocation to cash equivalents (Treasury bills), which are offering a decent yield but did not keep pace with our equity benchmarks. We began 2023 with 79% of assets held in cash and ended June with 82% of assets in cash. Year-to-date, the securities within our portfolio returned 17.6% before fees and the impact of cash.

We are incredibly grateful for the faith shareholders have placed in Palm Valley since our Fund’s launch in May 2019. Starting a new mutual fund today, without the backing of an entrenched fund complex, is an uphill battle. We could not have gained the distribution we have without our early supporters. Thank you! We understand our strategy may not be a good fit for all investors, but we feel we’re offering something unique. We believe an absolute return strategy’s results are best reviewed over a full market cycle. In our opinion, the 2020 plunge in equities was too brief to be considered the end of the bull market that began in March 2009. Furthermore, the market decline of 2022 didn’t even fully reverse the 2021 mania.

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We believe the Palm Valley Capital Fund’s risk-adjusted performance since inception stacks up well compared to our small cap benchmarks. Nevertheless, our primary goal is to achieve favorable absolute returns, and this requires attractive equity valuations. We expect stocks to eventually constitute more than just one-fifth of our managed assets, but until markets are more broadly appealing, we will continue to do our best to maximize returns with the value that’s available to us.

We acquired small stakes in two new names during the quarter: Advance Auto Parts (ticker: AAP) and TrueBlue (ticker: TBI). Advance Auto Parts is an automotive aftermarket parts provider serving professional installers and do-it-yourself customers. Palm Valley briefly owned the stock during the 2020 lockdowns, when the shares quickly reached our valuation. Advance has almost 5,000 U.S. locations. Margins for the business have been inferior to those of O’Reilly and AutoZone, two leading competitors. This is due both to customer mix and operating efficiency.

The shares of Advance plummeted from a high of $230 reached in January 2022 to the $60’s in June 2023. Profitability is being negatively impacted by pricing decisions designed to bolster market share in the professional sales channel. As a result, the firm reduced earnings guidance and its dividend. Auto parts retailers have historically been recession-resistant and are benefiting from the expanding average age of vehicles. While there remain risks, such as growth in electric vehicles that require fewer parts, we believe Advance’s stock is cheap based on normalized earnings. Furthermore, we expect its balance sheet to improve later this year as inventories decline and operating margins rise.

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TrueBlue is a leading provider of staffing and recruitment solutions for blue collar manufacturing, transportation, and warehouse roles. While overall U.S. employment remains very strong, demand for contingent workers has turned lower since the end of last year. Investors have pushed the stocks of public staffing firms sharply lower, and the industry appears to be one of the few that is pricing in a recession. After the company recently posted a first quarter 2023 loss, TrueBlue’s shares fell to the lowest levels reached since the 2020 COVID lockdowns. Management expects profitability to rebound sequentially in the seasonally stronger second quarter. While we expect operating performance to further deteriorate in 2023 with a weakening economy, TrueBlue has historically remained profitable even during tough times. The company carries no debt and has been a reliable generator of free cash flow. The stock was trading for 7x operating profit and 9x normalized free cash flow at the time of our purchase.

We significantly increased our weighting in Lassonde Industries (ticker: LAS.A CN) this quarter when the stock declined to multiyear lows. Recent sales growth has been robust due to sharp price increases for the company’s fruit juices and drinks. Gross margins have been pressured by soaring input costs for apple and orange concentrate, but price increases are beginning to catch up to cost inflation. Transportation expenses are also falling. The firm is engaging in a strategic overhaul to improve the performance of its U.S. operations, which account for 56% of revenue but have generated scant profitability. The U.S. segment delivered its first profit in a year last quarter. Fortunately, Lassonde’s Canadian business is solid, and earnings exclusively from this geography were more than enough to support recent trading levels. Lassonde’s shares sell for less than 6x normalized and 9x trailing EV/EBITA, and even these multiples are probably inflated by excessive inventories that will be partly worked down as the year progresses.

During the second quarter, the Fund fully exited three positions. Oil Dri (ticker: ODC) was sold after the stock exceeded our valuation. We also sold our stake in SSR Mining (ticker: SSRM) as the shares approached our intrinsic value estimate, and the company’s operational and financial risk increased after it announced a new investment in the Hod Maden Gold-Copper Project based in Turkey. Lastly, we exited our stake in Natural Gas Services (ticker: NGS). The firm’s aggressive expansion plans have elevated capital expenditures and increased debt significantly, and we anticipate borrowings that will exceed our maximum threshold of debt-to-free cash flow for cyclical businesses.

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The three positions that most negatively impacted Fund performance this year were: Sprott Physical Silver Trust (ticker: PSLV), WH Group (ticker: WHGLY), and Natural Gas Services. Silver didn’t suffer much of a hit during the first half of 2023, but it was down modestly as investors warmed to equities all over again and risk-free yields are currently providing an alternative to precious metals.

This is not WH Group’s first time on the Fund’s top decliner’s list. The shares appear extremely cheap, which can be explained by two attributes that are appalling to some U.S. investors: raising hogs and investing in China. Hog farming is a tough business. The CEO of Smithfield, a WH subsidiary, recently predicted that severe industry conditions will lead to a reduction in the hog herd size, which should support hog prices. Hog farming is cyclical, so we expect it to recover. Regardless, the company’s profitability is driven more by sales of packaged meats (i.e., the Smithfield bacon you buy from the grocery store) than operations downstream.

On the second issue—Chinese exposure—it’s a risk, but one we feel is priced in. WH Group is a global enterprise that has a track record of solid profitability, with its two primary businesses in China (Shuanghui) and the U.S. (Smithfield). The entire valuation of WH Group today can be supported by the value of the U.S. business alone, in our opinion. Nevertheless, the company is controlled by Chinese management, and investor sentiment toward China drives movements in WH Group’s share price. We believe the shares are deeply undervalued at less than 5x EV/EBIT but have limited our position size due to China uncertainty.

Natural Gas Services’ recent financial results have trended in the right direction. However, the slow pace of improvement has lagged the energy service industry. Many energy companies have traded down due to falling commodity prices. Natural gas declined sharply from $9 in 2022 to near $2 in the first quarter of 2023. In May 2022, the company’s longtime CEO Stephen Taylor retired and was replaced on an interim basis by a director. Six months later, Mr. Taylor returned to lead the company.

The three securities contributing most to the Fund’s year-to-date return were Crawford & Co. (tickers: CRD.A, CRB.B), Miller Industries (ticker: MLR), and Oil Dri. Crawford’s stock has been jumpstarted this year by Hurricane Ian weather-related

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claims activity and a budding turnaround in its International segment. First quarter revenues increased 15% in constant currency and operating income doubled. The shares have traded at a depressed valuation for several years, reflecting stagnant operating performance, but they are now more fully pricing in Crawford’s normalized profitability.

One of the more interesting facts related to Crawford is the diverging performance between its voting and non-voting share classes. For most of the firm’s public history, the voting shares (CRD.B) have traded at a meaningful premium to the non-voting class (CRD.A). However, the company and its controlling shareholder have continued to mop up the voting class, draining its prospective liquidity. As a result, a couple years ago index providers switched Crawford’s representation to the non-voting share class. What was formerly a consistent 20%+ discount for the non-voting shares has morphed into a 20%+ premium. The Fund primarily owns Crawford’s non-voting shares because it has become more difficult to trade the other class. We have reduced our weighting in Crawford as the shares have closed in on our valuation.

Miller Industries suffered tremendously from supply chain bottlenecks and cost inflation during 2021 and 2022, even as demand for its tow trucks was robust. This pushed down margins and profitability. Management aggressively raised prices and continued to build unfinished vehicle bodies ordered by customers while waiting on certain scarce parts from key suppliers. Supply chain pressures haven’t disappeared, but they have eased, and the company’s pricing has mostly caught up with its higher costs. As a result, Miller’s profitability is recovering. Strong backlogs position the company to deliver over $1 billion of revenue in 2023, which would be an 18% increase over last year’s record. A longtime Miller shareholder also

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reached an agreement with the firm in March to place several new directors on Miller’s board. We believe this will provide helpful oversight to the firm, which is often operated like a family business even though the Miller family’s ownership is no longer material.

Oil-Dri Corporation of America, producer of sorbent mineral products, was also a top Fund contributor during the first six months of 2023. Fiscal third quarter revenues reached an all-time high of $105 million, increasing 23%, while earnings per share rose to $1.94 from $0.35. Operating results benefited from higher selling prices and a decline in the cost of natural gas used in its manufacturing process. Trends improved in all divisions, including cat litter, fluids purification, and agricultural products.

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Behold the turtle. He makes progress only when he sticks his neck out.
– James Bryant Conant

A naive teenager who just watched an action flick featuring an untethered, plunging elevator may wonder why the occupants didn’t jump up at the last possible moment to survive. It’s often the same escape plan for bubble investors, who disregard the velocity of descent and the roof crashing down from above. Artificial intelligence may be revolutionary. Investing in hype is not. Like tormented Leo at the end of The Aviator, the modern speculator’s market is stuck on repeat, rushing from one trend to the next. During the first five months of 2023, the market’s heavy lifting was performed by seven AI-linked mega cap stocks. In June, after the phony fears of the debt ceiling standoff dissipated, small caps joined the party. The fundamental underpinnings to the small cap rally are thin. Earnings are declining. The weight of higher interest rates is pressuring borrowers. We expect the turbulence to cause real damage to income statements and stock prices. Weaker operators are already under stress, with year-to-date corporate bankruptcy filings the highest in over a decade.

Our counterintuitive opinion is that the investors sticking their necks out today are the ones taking less risk with their capital. By choosing to be underallocated to equities, you are exposing your portfolio to a potential loss of purchasing power in an economy that has been driven by asset inflation. This has been an exceedingly difficult choice for most investors since the credit crisis and until very recently when risk-free yields improved. Even with today’s improved rates, equity bulls could rightly claim, who cares about 5% in a Treasury over a year when you could generate that in two days in June? Or as one options-trading friend quipped, “I make that before breakfast.”

In the longer term, it will be interesting to observe how the central bank prioritizes its stated mandate to manage inflation and employment versus inevitable political pressure to help the government deal with its massive liabilities. Today’s higher rates are increasingly encumbering, so we doubt they can last. We’re delighted there is a yield right now, but when a difficult decision must be made, the Fed will always choose today over tomorrow. It’s the world’s most important marshmallow test, and the outcome is tragically preordained. Inflation is receding at the moment, but on the menu of choices to ultimately address excessive debt, inflation is always the signature dish. We asked ChatGPT to weigh in:

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Aye, robot! Step 1: Admitting mistakes. This is the way of the future.

Thank you for your investment.

Sincerely,

Jayme Wiggins	Eric Cinnamond

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Mutual fund investing involves risk. Principal loss is possible. The Palm Valley Capital Fund invests in smaller sized companies, which involve additional risks such as limited liquidity and greater volatility than large capitalization companies. The ability of the Fund to meet its investment objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.

Before investing in the Palm Valley Capital Fund, you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. The Prospectus contains this and other important information and it may be obtained by calling 904-747-2345. Please read the Prospectus carefully before investing.

Past performance is no guarantee of future results. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time. Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

The S&P SmallCap 600 Total Return Index measures the small cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. The Morningstar Small Cap Total Return Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe. It is not possible to invest directly in an index.

The Palm Valley Capital Fund is distributed by Quasar Distributors, LLC. Opinions expressed are those of the author, are subject to change at any time, are not guaranteed and should not be considered investment advice.

Definitions:
Bank Term Funding Program: Emergency lending program created by the Federal Reserve in 2023 to provide liquidity to U.S. banks.
Basis point: One hundredth of a percentage point (0.01%).
Capitalization-weighted: A method of measuring a group of companies where the weighting assigned to each is based on its market capitalization, so larger firms represent a larger share of the total.
Conference Board: A nonprofit research organization that distributes economic information.
Constant currency: Financial results stated as if there was no change in the value of exchange rates over the period.
CPI (Consumer Price Index): A measure that examines the weighted average of prices of a basket of consumer goods and services.
EBITDA: Earnings before interest, taxes, depreciation, and amortization.
Equal-weighted: A method of measuring a group of companies where the same weighting is assigned to each member.
EV/EBIT: Enterprise Value of a company (Market Capitalization – Cash + Debt) divided by its trailing twelve-month Earnings Before Interest and Taxes (i.e., operating income).
EV/EBITA: Enterprise Value of a company (Market Capitalization – Cash + Debt) divided by its trailing twelve-month Earnings Before Interest, Taxes, and Amortization of acquired intangible assets.
Federal Home Loan Bank: A system of regional banks that lend to U.S. financial institutions.
Free Cash Flow: Free Cash Flow equals Cash from Operating Activities minus Capital Expenditures.
IPO: An initial public offering is when a private company first offers shares to the public.
Mega cap: The largest public companies, which have a market capitalization exceeding $200 billion.
Nasdaq 100: The Nasdaq 100 is a capitalization-weighted stock market index comprised of equity securities issued by 100 of the largest non-financial companies listed on the NASDAQ exchange.

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Net Debt: A company’s total debt minus cash and equivalents.
NFT (Non-fungible token): Cryptographic tokens on the blockchain that can’t be replicated.
Price to Sales (P/S): The ratio of a stock’s price to the company’s sales per share.
Russell 3000: The Russell 3000 Index is an American stock market index based on the market capitalizations of the largest 3,000 publicly traded companies.
S&P 500: The Standard & Poor’s 500 is an American stock market index based on the market capitalizations of 500 large companies.
S&P Homebuilder Select Index: Stocks from the S&P Total Market Index (large, mid, small and micro-cap) that are classified in the GICS Homebuilding sub-industry.
S&P U.S. Treasury Bill Total Return Index: A market-value weighted index that seeks to measure the performance of the U.S. Treasury Bill market.
Sharpe Ratio: A risk measure indicating the average return minus the risk-free return divided by the standard deviation of the return on an investment.
Small Business Optimism Index: A composite index of ten components that provides an indication of the health of small businesses in the U.S.
SPAC (Special Purpose Acquisition Company): A publicly traded company created to acquire an existing publicly traded company.
Standard deviation: A measure of the dispersion of a dataset around its average.

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Expense Example (Unaudited)
June 30, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(6/30/2023)	(1/1/2023)	(6/30/2023)	(1/1/2023 to 06/30/2023)
Investor Class
Actual(2)	1.25%	$1,000.00	$1,046.70	$6.34
Hypothetical
(5% annual return before expenses)	1.25%	$1,000.00	$1,018.60	$6.26

(1)	Expense are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 181/365 to reflect its six-month period.
(2)	Based on the actual returns for the period from January 1, 2023 through June 30, 2023, of 4.67% for Investor Class.

PALM VALLEY CAPITAL FUND

Allocation of Portfolio(1) (Unaudited)
As of June 30, 2023
(% of Net Assets)

Top 10 Equity Holdings(1) (Unaudited)
As of June 30, 2023
(% of Net Assets)

Sprott Physical Silver Trust	3.13%
Lassonde Industries, Inc., Class A	2.59%
Crawford & Co., Class A & Class B	1.89%
Sprott Physical Gold Trust	1.84%
Miller Industries Inc.	1.36%
WH Group Ltd. – ADR	1.32%
Kelly Services, Inc., Class A	1.16%
Gencor Industries, Inc.	0.90%
Hooker Furnishings Corp.	0.89%
Carter’s, Inc.	0.72%

(1)	Fund Holdings and Sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

PALM VALLEY CAPITAL FUND

Schedule of Investments (Unaudited)
June 30, 2023

	Shares	Value
COMMON STOCKS – 17.97%

Agencies, Brokerages, and Other Insurance Related Activities – 1.89%
Crawford & Company, Class A	359,455	$3,986,356
Crawford & Company, Class B	21,056	197,716
		4,184,072
Agriculture, Construction, and Mining
Machinery Manufacturing – 0.90%
Gencor Industries, Inc. (a)	127,711	1,989,737

Automotive Parts Accessories and Tire Stores – 0.50%
Advance Auto Parts, Inc.	15,662	1,101,039

Clothing Stores – 0.72%
Carter’s, Inc.	21,938	1,592,699

Computer Systems Design Services and Related Services – 0.68%
Amdocs Ltd. (b)	15,165	1,499,060

Employment Services – 2.02%
Kelly Services, Inc., Class A	145,456	2,561,480
ManpowerGroup, Inc.	7,689	610,507
TrueBlue, Inc. (a)	72,993	1,292,706
		4,464,693
Household and Institutional Furniture Manufacturing – 0.89%
Hooker Furnishings Corp.	105,817	1,974,545

Motor Vehicle Body and Trailer Manufacturing – 1.36%
Miller Industries Inc.	84,439	2,995,051

Packaged Foods & Meats – 4.04%
Lassonde Industries, Inc., Class A (b)	72,656	5,734,600
Nathan’s Famous, Inc.	3,521	276,539
WH Group Ltd. – ADR (b)	273,553	2,928,385
		8,939,524
Precious Metals – 4.97%
Sprott Physical Gold Trust (a)(b)	272,073	4,059,329
Sprott Physical Silver Trust (a)(b)	887,755	6,915,612
		10,974,941
Total Common Stocks
(Cost $36,179,914)		39,715,361

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2023

	Shares	Value
SHORT-TERM INVESTMENTS – 9.14%

Money Market Fund – 9.14%
First American Treasury Obligations Fund, Class X, 5.04% (c)	20,196,225	$20,196,225

	Principal
	Amount
U.S. Treasury Bills – 72.79%
Maturity Date: 7/20/2023, Yield to Maturity 4.80%	$43,000,000	42,898,422
Maturity Date: 8/31/2023, Yield to Maturity 5.11%	33,416,000	33,133,590
Maturity Date: 10/19/2023, Yield to Maturity 5.01%	42,242,000	41,583,500
Maturity Date: 11/30/2023, Yield to Maturity 5.42%	44,227,000	43,269,915
		160,885,427
Total Short-Term Investments
(Cost $181,101,357)		181,081,652
Total Investments
(Cost $217,281,271) – 99.90%		220,797,013
Other Assets in Excess of Liabilities – 0.10%		230,458
Total Net Assets – 100.00%		$221,027,471

(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2023
ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Assets and Liabilities (Unaudited)
June 30, 2023

ASSETS:
Investments, at value (Cost $217,281,271)	$220,797,013
Dividends and interest receivable	266,317
Receivable for Fund shares sold	169,791
Prepaid expenses and other receivables	52,766
Total assets	221,285,887

LIABILITIES:
Payable to Adviser	129,140
Distribution fees payable	36,110
Payable for Fund shares redeemed	28,245
Payable for fund administration and fund accounting fees	18,108
Payable for transfer agent fees and expenses	17,159
Payable for audit fees	8,679
Payable for custodian fees	2,795
Payable for compliance fees	2,292
Accrued expenses and other liabilities	24,567
Total liabilities	258,416

NET ASSETS	$221,027,471

NET ASSETS CONSIST OF:
Paid-in capital	$210,861,152
Total distributable earnings	10,166,319
Total net assets	221,027,471

Investor Class
Shares
Net assets	$221,027,471
Shares issued and outstanding(1)	17,621,397
Net asset value, offering, and redemption price per share	$12.54

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2023

INVESTMENT INCOME:
Dividend income (net of foreign taxes of $6,335)	$479,047
Interest income	3,745,823
Total investment income	4,224,870

EXPENSES:
Investment advisory fees (See Note 3)	900,521
Distribution fees (See Note 5)	250,145
Fund administration and fund accounting fees (See Note 3)	81,740
Sub-transfer agent fees	51,298
Transfer agent fees (See Note 3)	47,156
Federal and state registration fees	30,670
Legal fees	15,664
Custodian fees (See Note 3)	12,702
Reports to shareholders	9,285
Audit fees	8,679
Compliance fees (See Note 3)	7,803
Trustees’ fees (See Note 3)	5,003
Other	9,828
Total expenses before waiver/reimbursement	1,430,494
Less: Expense waiver/reimbursement by Adviser (See Note 3)	(179,771)
Net expenses	1,250,723
NET INVESTMENT INCOME	2,974,147

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	2,565,354
Foreign currency transactions	(2,199)
Net realized gain	2,563,155
Net change in unrealized appreciation (depreciation) on:
Investments	3,697,029
Foreign currency translation	(19)
Net change in unrealized appreciation	3,697,010
Net realized and change in unrealized gain on investments	6,260,165
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,234,312

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022
OPERATIONS:
Net investment income	$2,974,147	$771,261
Net realized gain on investments and foreign currency transactions	2,563,155	4,257,765
Change in unrealized appreciation (depreciation) on investments
and foreign currency translation	3,697,010	(489,621)
Net increase in net assets resulting from operations	9,234,312	4,539,405

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	—	(4,199,296)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(1)	25,814,811	106,117,894

NET INCREASE IN NET ASSETS	35,049,123	106,458,003

NET ASSETS:
Beginning of period	185,978,348	79,520,345
End of period	$221,027,471	$185,978,348

(1)	A summary of capital shares is as follows:

	For the Six Months Ended
	June 30, 2023		For the Year Ended
	(Unaudited)		December 31, 2022
SHARE TRANSACTIONS:
	Shares	Amount	Shares	Amount
Issued	4,093,939	$50,241,359	11,481,821	$138,071,659
Issued to holders in
reinvestment of dividends	—	—	345,482	4,131,972
Redeemed	(1,998,119)	(24,426,548)	(2,994,607)	(36,087,734)
Redemption fees	—	—	—	1,997
Net increase in shares outstanding	2,095,820	$25,814,811	8,832,696	$106,117,894

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Financial Highlights

	For the				For the
	Six Months Ended				Period Ended
	June 30, 2023	For the Year Ended December 31,			December 31,
	(Unaudited)	2022	2021	2020	2019(1)
Investor Class

PER SHARE DATA(2):
Net asset value, beginning of period	$11.98	$11.88	$11.68	$10.07	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)	0.18	0.06	(0.11)	(0.06)	0.05
Net realized and unrealized
gain on investments	0.38	0.31	0.54	1.99	0.09
Total from investment operations	0.56	0.37	0.43	1.93	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.05)	—	—	(0.04)
Net realized gains	—	(0.22)	(0.23)	(0.32)	(0.03)
Total distributions	—	(0.27)	(0.23)	(0.32)	(0.07)
Redemption fees	—	0.00 (4)	0.00 (4)	0.00 (4)	—
Net asset value, end of period	$12.54	$11.98	$11.88	$11.68	$10.07

TOTAL RETURN(5)	4.67%	3.16%	3.72%	19.12%	1.42%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
(in thousands)	$221,027	$185,978	$79,520	$24,603	$4,652
Ratio of gross expenses
to average net assets:
Before expense reimbursement(6)	1.43%	1.50%	1.78%	3.38%	7.25%
After expense reimbursement(6)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss)
to average net assets	2.97%	0.51%	(0.89)%	(0.51)%	0.79%
Portfolio turnover rate(5)(7)	20%	72%	82%	196%	128%

(1)	Inception date of the Fund was May 1, 2019.
(2)	For an Investor share outstanding for the period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Amount per share is less than $0.005.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited)
June 30, 2023

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) is a Delaware statutory trust organized on July 27, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Palm Valley Capital Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund’s investment adviser, Palm Valley Capital Management LLC (the “Adviser”), is responsible for investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing, and operation services to the Fund. The Fund invests primarily in a portfolio of U.S. common stocks of small-cap companies that offer attractive risk-adjusted returns. The Fund considers small-cap companies to be those that, at the time of investment, have a market capitalization of less than $10 billion. Under normal circumstances, the Fund will hold common stocks of fewer than 40 different companies.

The Fund commenced operations on May 1, 2019. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers a single share class, an Investor Class. The Investor Class does not have front end sales loads or deferred sales charges. The Fund is subject to a distribution fee of up to 0.25% of average daily net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers, or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of June 30, 2023:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$39,715,361	$—	$—	$39,715,361
Short-Term Investments
Money Market Fund	20,196,225	—	—	20,196,225
U.S. Treasury Bills	—	160,885,427	—	160,885,427
Total Short-Term Investments	20,196,225	160,885,427	—	181,081,652
	$59,911,586	$160,885,427	$—	$220,797,013

(1)	Please refer to the Schedules of Investments to view Common Stocks segregated by industry type.

During the period ended June 30, 2023, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards, and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

C.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

D.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

E.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts using the effective interest method.

F.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed up to 0.25% of average daily net assets of Investor Class shares (See Note 5).

G.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

H.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.90% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding Rule 12b-1 fees – Investor Class (see Note 5), shareholder servicing fees, acquired fund fees and expenses, redemption fees, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark- downs), other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund’s average daily net asset value. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
January 2026 – June 2026	$179,771
January 2025 – December 2025	$371,880
January 2024 – December 2024	$264,206
July 2023 – December 2023	$131,068

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended June 30, 2023, are disclosed in the Statement of Operations.

Quasar Distributors, LLC, is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax years since the commencement of operations.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

As of December 31, 2022, the Fund’s most recently completed fiscal year end, the components of distributable earnings on a tax basis were:

Tax cost of Investments*	$186,285,057
Gross unrealized appreciation	$2,946,197
Gross unrealized depreciation	(3,228,855)
Net unrealized depreciation	(282,658)
Undistributed ordinary income	1,189,348
Undistributed long-term capital gains	25,297
Other accumulated gains	20
Total distributable earnings	$932,007

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales.

As of December 31, 2022, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31. For the taxable period ended December 31, 2022, the Fund does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2022, no such reclassifications were made between distributable earnings and paid-in capital.

There were no distributions made by the Fund for the period ended June 30, 2023.

The tax character of distributions paid for the year ended December 31, 2022 was as follows:

Ordinary	Long-Term
Income*	Capital Gain	Total
$3,479,141	$720,155	$4,199,296

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate up to 0.25% average daily net assets of the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2023

provides to Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by the Board no less frequently than annually. For the period ended June 30, 2023, the Investor Class incurred expenses of $250,145 pursuant to the Plan.

Distribution fees are not subject to the Operating Expense Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 1.00% for the Investor Class shares.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2023, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	7,809,633	13,539,257

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2023, Charles Schwab, for the benefit of its customers, owned more than 25% of the outstanding shares of the Fund and  affiliates of the Adviser held 3.46% of the outstanding shares of the Fund.

8.  OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

9.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that no items require recognition or disclosure.

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited)
June 30, 2023

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-888-224-7256 (PALM).

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-224-7256 (PALM). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-224-7256 (PALM), or (2) on the SEC’s website at www.sec.gov.

PALM VALLEY CAPITAL FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and/or
• Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic, and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Palm Valley Capital Management LLC
422 Jacksonville Drive
Jacksonville Beach, FL 32250

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20036

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-224-7256 (PALM).

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable for Semi-Annual Reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for Semi-Annual Reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for Semi-Annual Reports.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date        9/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date        9/6/2023

By (Signature and Title)      /s/Cullen Small
Cullen Small, Treasurer

Date        9/6/2023